SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Energy Services Acquisition Corp.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  20-4606266
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

         2450 First Avenue
         Huntington, West Virginia                        25703
----------------------------------------    ------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

  If this form relates to the              If this form relates to the
  registration of a class of securities    registration of a class of securities
  pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
  Exchange Act and is effective            Exchange Act and is effective
  pursuant to General Instruction          pursuant to General Instruction
  A.(c), please check the following        A.(d), please check the following
  box. [x]                                 box. [ ]

      Securities Act registration statement file number to which this form relates: 333-133111

        Securities to be registered pursuant to Section 12(b) of the Act:

Units, par value $0.01 per share (each Unit consisting
of one share of Common Stock and two Warrants)           American Stock Exchange
--------------------------------------------------------------------------------
        (Title of Class)                         (Name of Each Exchange on Which
                                                 Each Class is to be Registered)

Common Stock, par value $0.0001 per share                American Stock Exchange
--------------------------------------------------------------------------------
        (Title of Class)                         (Name of Each Exchange on Which
                                                 Each Class is to be Registered)


Warrants, par value $0.01 per share(each Warrant
is exercisable for one share of Common Stock)            American Stock Exchange
-------------------------------------------------------------------------------
         (Title of Class)                        (Name of Each Exchange on Which
                                                 Each Class is to be Registered)

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                      ----
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
----------------------------------------------------------------

     For a description of the Registrant's securities, reference is made to "Description of Securities" in the Registrant's Registration Statement on Form S-1, as amended (File No. 333-133111), which is hereby incorporated by reference. Any form of prospectus or prospectus supplement to the Registration Statement that includes such descriptions and that are subsequently filed are hereby also incorporated by reference herein.

Item 2.  Exhibits.
-----------------

1. Registration Statement on Form S-1 (Registration Number 333-133111) dated April 7, 2006, as amended is hereby incorporated by reference.

2.   Delaware Certificate of Incorporation (incorporated by reference to Exhibit
     3.1 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

3. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

4.   Delaware   Certificate  of  Amendment  to   Certificate  of   Incorporation
     (incorporated by reference to Exhibit 3.3 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

5. Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

6. Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

7. Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-1 as filed on April 7, 2006, as amended).

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934 the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                        ENERGY SERVICES ACQUISITION CORP.



Date:  August 25, 2006      By:/s/ Marshall T. Reynolds
                               -----------------------------------------
                               Marshall T. Reynolds
                               Chairman of the Board and Chief Executive Officer